UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 2, 2003

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10948 (Commission File Number)	59-2663954 (IRS Employer Identification No.)

2200 Old Germantown Road, Delray Beach, Florida 33445

(Address of principal executive offices) (Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

On June 17, 2003, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K, as amended by Form 8-K/A filed on June 19, 2003 (the 8-K), with respect to the Company’s acquisition, on June 2, 2003, of Guilbert S.A., the French parent company of a corporate group that constitutes one of the largest contract stationers in Europe.

This Amendment No. 2 to the Current Report on Form 8-K is filed solely to amend and supplement the 8-K to include Exhibit 23.1, Independent auditors’ consent, Exhibit 99.2, Audited financial statements of Guilbert S.A., and Exhibit 99.3, Unaudited pro forma financial information set forth in Item 7 below.

Item 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

     Exhibits.

23.1	Independent auditors’ consent.

99.2	Audited financial statements of Guilbert S.A.

99.3	Unaudited pro forma financial information.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE DEPOT, INC. (Registrant)

By: /s/ DAVID C. FANNIN

David C. Fannin Executive Vice President and General Counsel
Date: July 31, 2003

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